Exhibit 99.35

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-H

KEY PERFORMANCE FACTORS
June 30, 2001



Expected B Maturity 4/15/2004


Blended Coupon 5.1763%


Excess Protection Level
3 Month Average   6.84%
June, 2001   6.01%
May, 2001   6.90%
April, 2001   7.62%


Cash Yield19.01%


Investor Charge Offs 5.67%


Base Rate 7.33%


Over 30 Day Delinquency 4.78%


Seller's Interest 8.00%


Total Payment Rate14.15%


Total Principal Balance$57,876,901,808.74


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$4,631,211,247.25